Liz Claiborne, Inc.

                                (euro)350,000,000
                         6.625 per cent. Notes due 2006


                                AGENCY AGREEMENT

THIS AGREEMENT is dated 6th August, 2001 and made BETWEEN:

(1)  LIZ CLAIBORNE, INC. (the "Issuer");

(2)  CITIBANK, N.A. (the "Fiscal Agent"); and

(3)  DEXIA BANQUE INTERNATIONALE A LUXEMBOURG

WHEREAS:

(A) The Issuer has agreed to issue (euro)350,000,000 6.625 per cent. Notes due 2006 (the "Notes" which expression shall include, unless the context otherwise requires, any further Notes issued pursuant to Condition 13 and forming a single series with the Notes).

(B)  The Notes will be issued in bearer form  ("Notes") in the  denomination  of
     (euro)1,000,   (euro)10,000,   (euro)100,000  each  with  interest  coupons
     ("Coupons") attached.

(C) The Notes will initially be represented by a temporary Global Note (the "Temporary Global Note") in or substantially in the form set out in Part I of Schedule 1 which will be exchanged in accordance with its terms for interests in a permanent Global Note (the "Permanent Global Note" and, together with the Temporary Global Note, the "Global Notes") in or substantially in the form set out in Part II of Schedule 1. The Permanent Global Note will in turn be exchangeable for Notes in definitive form ("Definitive Notes") in the limited circumstances specified in the Permanent Global Note.

(D) The Global Notes will be delivered to a common depositary (the "Common Depositary", which expression shall include its lawful successors and assigns) for Euroclear Bank S.A./N.V., as operator of the Euroclear System ("Euroclear") and Clearstream Banking, societe anonyme ("Clearstream, Luxembourg").

(E) The definitive Notes and Coupons will be in or substantially in the respective forms set out in Part I of Schedule 2. The Conditions of the Notes (the "Conditions") will be in or substantially in the form set out in
     Part II of Schedule 2.

NOW IT IS HEREBY AGREED as follows:

1.   INTERPRETATION

(1) Words and expressions defined in the Conditions and not otherwise defined in this Agreement shall have the same meanings when used in this Agreement.

(2) References in this Agreement to principal and/or interest shall include any additional amounts payable pursuant to Condition 7.

2.   DEFINITIONS

     As used in this Agreement and in the Conditions:

     "Auditors" means the auditors for the time being of the Issuer or, in the event of their being unable or unwilling promptly to carry out any action requested of them as provided in this Agreement or the Conditions, such other leading firm of accountants as may be nominated or approved by the Issuer;

     "Fiscal Agent", "Paying Agents", "Replacement Agent" and "Agents" mean and include each Fiscal Agent, Paying Agent, Replacement Agent and Agent from time to time appointed to exercise the powers and undertake the duties conferred and imposed upon it by this Agreement and notified to the Noteholders under clause 23;

     "outstanding" means in relation to the Notes all the Notes issued other than:

     (a) those Notes which have been redeemed and cancelled pursuant to Condition 6 or otherwise pursuant to the Conditions;

     (b) those Notes in respect of which the date for redemption under the Conditions has occurred and the redemption moneys wherefore (including all interest payable thereon) have been duly paid to the Fiscal Agent in the manner provided in clause 5 (and, where appropriate, notice to that effect has been given to the Noteholders under Condition 11) and remain available for payment against presentation of the relevant Notes and/or Coupons;

     (c)  those Notes which have been purchased and cancelled under Condition 6;

     (d)  those Notes which have become void under Condition 8;

     (e) those mutilated or defaced Notes which have been surrendered and cancelled and in respect of which replacements have been issued pursuant to Condition 10;

     (f) (for the purpose only of ascertaining the principal amount of the Notes outstanding and without prejudice to the status for any other purpose of the relevant Notes) those Notes which are alleged to have been lost, stolen or destroyed and in respect of which replacements have been issued pursuant to Condition 10; and

     (g) the Temporary Global Note to the extent that it has been duly exchanged for the Permanent Global Note and the Permanent Global Note to the extent that it has been exchanged for the relative Notes in definitive form in each case pursuant to their respective provisions, provided that for each of the following purposes, namely:

          (i) the right to attend and vote at any meeting of the Noteholders or any of them; and

          (ii) the determination of how many and which Notes are for the time being outstanding for the purposes of paragraphs 2, 5, 6 and 9 of
               Schedule 3,

          those Notes (if any) which are for the time being held by any person (including but not limited to, the Issuer, or any of its respective subsidiaries) for the benefit of the Issuer, or any of its respective subsidiaries shall (unless and until ceasing to be so held) be deemed not to remain outstanding;

     "specified office" means the offices specified in clause 23 or any other specified offices as may from time to time be duly notified pursuant to clause 23.

3.   APPOINTMENT OF PAYING AGENTS

(1)  The Issuer  appoints,  on the terms and subject to the  conditions  of this
     Agreement:

     (a) Citibank, N.A. as fiscal and principal paying agent (the "Fiscal Agent") in respect of the Notes; and

     (b) Dexia Banque International a Luxembourg as paying agent (together with the Fiscal Agent, the "Paying Agents") for the payment of principal of, and interest on, the Notes,

     in each case acting at its specified office.

(2) The Fiscal Agent, the other Paying Agents and the Replacement Agent are together referred to as the "Agents".

4.   DELIVERY OF NOTES

(1) The Issuer undertakes that the Permanent Global Note (duly executed on behalf of the Issuer) will be available to be exchanged for interests in the Temporary Global Note in accordance with the terms of the Temporary Global Note and that definitive Notes will be available to be exchanged for interests in the Permanent Global Note in accordance with its terms.

(2) The Issuer authorises and instructs the Fiscal Agent to authenticate the Global Notes and any definitive Notes required to be issued in exchange for the Global Notes.

(3) The Issuer undertakes that it will, if so required in accordance with the terms of the Permanent Global Note, deliver to, or to the order of, the Fiscal Agent, not later than the date which is 40 days prior to the date required by the Permanent Global Note, definitive Notes (with Coupons attached) in an aggregate principal amount of (euro)350,000,000 or such lesser amount as is the principal amount of Notes represented by the Permanent Global Note to be issued in exchange for the Permanent Global Note. Each definitive Note and Coupon so delivered shall be duly executed on behalf of the Issuer.

(4) The Issuer authorises and instructs the Fiscal Agent to cause interests in the Temporary Global Note to be exchanged for interests in the Permanent Global Note and interests in the Permanent Global Note to be exchanged for definitive Notes in accordance with their respective terms. Following the exchange of the last interest in a Global Note, the Fiscal Agent shall cause the Global Note to be cancelled and delivered to the Issuer or as it may direct.

(5) Subject to receipt by the Fiscal Agent of definitive Notes in accordance with sub-clause (2) above, the Fiscal Agent shall, against presentation or (as the case may be) surrender of the Permanent Global Note and in accordance with the terms thereof, authenticate or cause to be authenticated by an agent and delivered definitive Notes in the required aggregate principal amount to the bearer of the Permanent Global Note, provided that each definitive Note shall at the time of its delivery have attached thereto only such Coupons as shall ensure that neither loss nor gain accrues to the bearer thereof.

(6) The Fiscal Agent shall cause all Notes delivered to and held by it under this Agreement to be maintained in safe custody and shall ensure that interests in the Temporary Global Note are only exchanged for interests in the Permanent Global Note in accordance with the terms of the Temporary Global Note and this Agreement and that the definitive Notes are issued only in accordance with the terms of the Permanent Global Note and this Agreement.

(7) So long as any of the Notes is outstanding the Fiscal Agent shall, within seven days of any request by the Issuer, certify to the Issuer the number of definitive Notes held by it under this Agreement.

5.   PAYMENT TO THE FISCAL AGENT

(1) The Issuer shall, not later than 10.00 a.m. (London time) on each date on which any payment of principal and/or interest in respect of any of the Notes becomes due and payable or if the due date is not a Business Day in London on the immediately following such Business Day, transfer to an account specified by the Fiscal Agent such amount of euros as shall be sufficient for the purposes of the payment of principal and/or interest in immediately available funds or in such funds and at such times (being not later than 10.00 a.m. (London time) on the relevant due date or if the due date is not a Business Day in London on the immediately following such Business Day) as may be determined by the Fiscal Agent to be customary for the settlement of similar transactions. For the purposes of this subclause
     (1), "Business Day" means a day on which commercial banks are open for business and foreign exchange markets settle payments in the relevant place or places.

(2) The Issuer shall ensure that, not later than the second London Business Day immediately preceding the date on which any payment is to be made to the Fiscal Agent pursuant to subclause (1), the Fiscal Agent shall receive a copy of an irrevocable payment instruction to the bank through which the payment is to be made. For the purposes of this subclause (2), "London Business Day" means a day on which banks are open for business in London.

6.   NOTIFICATION OF NON-PAYMENT BY THE ISSUER

     The Fiscal Agent shall notify by telex each of the other Paying Agents forthwith:

     (a) if it has not by the relevant date specified in clause 5(1) received unconditionally the full amount in euros required for the payment; and

     (b) if it receives unconditionally the full amount of any sum due in respect of the Notes or Coupons after such date.

     The Fiscal Agent shall, at the expense of the Issuer, forthwith upon receipt of any amount as described in subparagraph (b), cause notice of that receipt to be published under Condition 11.

7.   DUTIES OF THE PAYING AGENTS

(1) Subject to the payments to the Fiscal Agent provided for by clause 5 being duly made, the Paying Agents shall act as paying agents of the Issuer in respect of the Notes and pay or cause to be paid on behalf of the Issuer, on and after each date on which any payment becomes due and payable, the amounts of principal and/or interest then payable on surrender or, in the case of a Global Note, endorsement, of Notes or Coupons under the Conditions and this Agreement. If any payment provided for by clause 5 is made late but otherwise under the terms of this Agreement the Paying Agents shall nevertheless act as paying agents.

(2) If default is made by the Issuer in respect of any payment, unless and until the full amount of the payment has been made under the terms of this Agreement (except as to the time of making the same) or other arrangements satisfactory to the Fiscal Agent have been made, neither the Fiscal Agent nor any of the other Paying Agents shall be bound to act as paying agents.

(3) If on presentation of a Note or Coupon the amount payable in respect of the Note or Coupon is not paid in full (otherwise than as a result of withholding or deduction for or on account of any Taxes as permitted by the Conditions) the Paying Agent to whom the Note or Coupon is presented shall procure that the Note or Coupon is enfaced with a memorandum of the amount paid and the date of payment.

8.   REIMBURSEMENT OF THE PAYING AGENTS

     The Fiscal Agent shall charge the account referred to in clause 5 for all payments made by it under this Agreement and will credit or transfer to the respective accounts of the other Paying Agents the amount of all payments made by them under the Conditions immediately upon notification from them, subject in each case to any applicable laws or regulations.

9.   NOTICE OF ANY WITHHOLDING OR DEDUCTION

     If the Issuer is, in respect of any payment in respect of the Notes, compelled to withhold or deduct any amount for or on account of any Taxes as contemplated by Condition 7, the Issuer shall give notice to the Fiscal Agent as soon as it becomes aware of the requirement to make the withholding or deduction and shall give to the Fiscal Agent such information as the Fiscal Agent shall require to enable it to comply with the requirement.

10. DUTIES OF THE FISCAL AGENT IN CONNECTION WITH OPTIONAL REDEMPTION AND REDEMPTION FOR TAXATION REASONS

     If the Issuer decides to redeem all the Notes for the time being outstanding under Condition 6, it shall give notice of the decision to the Fiscal Agent not less than 30 days nor more than 60 days before the relevant redemption date.

11.  PUBLICATION OF NOTICES

     On behalf of and at the request and expense of the Issuer, the Fiscal Agent shall cause to be published all notices required to be given by the Issuer under the Conditions.

12.  CANCELLATION OF NOTES AND COUPONS

(1) All Notes which are surrendered in connection with redemption, (together with all unmatured Coupons attached to or delivered with Notes) and all Coupons which are paid shall be cancelled by the Paying Agent to which they are surrendered. Each of the Paying Agents shall give to the Fiscal Agent details of all payments made by it and shall deliver all cancelled Notes and Coupons to the Fiscal Agent (or as the Fiscal Agent may specify). Where Notes are purchased by or on behalf of the Issuer or any of its subsidiaries, the Issuer, shall procure that the Notes (together with all unmatured Coupons appertaining to the Notes) are promptly cancelled and delivered to the Fiscal Agent or its authorised agent.

(2) The Fiscal Agent or its authorised agent shall (unless otherwise instructed by the Issuer in writing and save as provided in clause 14(1)) destroy all cancelled Notes and Coupons and furnish the Issuer upon written request with a certificate of destruction containing written particulars of the serial numbers of the Notes and the number by maturity date of Coupons so destroyed.

13.  ISSUE OF REPLACEMENT NOTES AND COUPONS

(1) The Issuer shall cause a sufficient quantity of additional forms of Notes and Coupons to be available, upon request, to the Paying Agent in Luxembourg (the "Replacement Agent") at its specified office for the purpose of issuing replacement Notes or Coupons as provided below.

(2) The Replacement Agent shall, subject to and in accordance with Condition 10 and the following provisions of this clause, cause to be authenticated (in the case only of Replacement Notes) and delivered any replacement Notes or Coupons which the Issuer may determine to issue in place of Notes or Coupons which have been lost, stolen, mutilated, defaced or destroyed.

(3) In the case of a mutilated or defaced Note, the Replacement Agent shall ensure that (unless otherwise covered by such indemnity as the Issuer may require) any replacement Note only has attached to it Coupons corresponding to those attached to the mutilated or defaced Note which is presented for replacement.

(4) The Replacement Agent shall obtain verification, in the case of an allegedly lost, stolen or destroyed Note or Coupon in respect of which the serial number is known, that the Note or Coupon has not previously been redeemed or paid. The Replacement Agent shall not issue a replacement Note or Coupon unless and until the applicant has:

     (a) paid such expenses and costs as may be incurred in connection with the replacement;

     (b) furnished it with such evidence and indemnity as the Issuer may reasonably require; and

     (c) in the case of a mutilated or defaced Note or Coupon, surrendered it to the Replacement Agent.

(5) The Replacement Agent shall cancel mutilated or defaced Notes or Coupons in respect of which replacement Notes or Coupons have been issued pursuant to this clause and all Notes which are so cancelled shall be delivered by the Replacement Agent to the Fiscal Agent (or as it may specify). The Fiscal Agent shall upon written request furnish the Issuer with a certificate stating the serial numbers of the Notes or Coupons received by it and cancelled pursuant to this clause and shall, unless otherwise requested by the Issuer, destroy all those Notes and Coupons and furnish the Issuer upon written request with a destruction certificate containing the information specified in clause 12(2).

(6) The Replacement Agent shall, on issuing any replacement Note or Coupon, forthwith inform the Issuer and the other Paying Agents of the serial number of the replacement Note or Coupon issued and (if known) of the serial number of the Note or Coupon in place of which the replacement Note or Coupon has been issued. Whenever replacement Coupons are issued under this clause, the Fiscal Agent shall also notify the other Paying Agents of the maturity dates of the lost, stolen, mutilated, defaced or destroyed Coupons and of the replacement Coupons issued.

(7) Whenever a Note or Coupon for which a replacement Note or Coupon has been issued and the serial number of which is known is presented to a Paying Agent for payment, the relevant Paying Agent shall immediately send notice to the Issuer and the Fiscal Agent.

14.  RECORDS AND CERTIFICATES

(1)  The Fiscal Agent shall:

     (a) keep a full and complete record of all Notes and Coupons (other than serial numbers of Coupons) and of their redemption and/or purchase by or on behalf of the Issuer or any of its respective subsidiaries (other than purchases, cancellation or payment (as the case may be) and of all replacement Notes or Coupons issued in substitution for lost, stolen, mutilated, defaced or destroyed Notes or Coupons; and

     (b) in respect of the Coupons of each maturity, retain until the expiry of ten years from the Relevant Date in respect of the Coupons either all paid Coupons of that maturity or a list of the serial numbers of Coupons of that maturity still remaining unpaid.

     The Fiscal Agent shall at all reasonable times make the records and Coupons (if any) available to the Issuer.

(2) The Fiscal Agent shall give to the Issuer, as soon as possible and in any event within four months of the date of redemption, purchase, payment or replacement of a Note or Coupon (as the case may be), a certificate stating:

     (a) the aggregate principal amount of Notes which have been redeemed and the aggregate amount in respect of Coupons which have been paid;

     (b)  the serial numbers of those Notes in definitive form;

     (c) the total number of each denomination by maturity date of those Coupons;

     (d) the aggregate principal amounts of Notes (if any) which have been purchased by or on behalf of the Issuer, or any of its respective subsidiaries and cancelled (subject to delivery of the Notes to the Fiscal Agent) and the serial numbers of such Notes in definitive form and the total number of each denomination by maturity date of the Coupons attached to or surrendered with the purchased Notes;

     (e) the aggregate principal amounts of Notes and the aggregate amounts in respect of Coupons which have been surrendered and replaced and the serial numbers of those Notes in definitive form and the total number of each denomination by maturity date of the Coupons surrendered therewith; and

     (f) the total number of each denomination by maturity date of unmatured Coupons missing from Notes which have been redeemed or surrendered and replaced and the serial numbers of the Notes in definitive form to which the missing unmatured Coupons appertained.

15.  COPIES OF THIS AGREEMENT AVAILABLE FOR INSPECTION

     The Paying Agents shall hold copies of this Agreement available for inspection by Noteholders and Couponholders. For this purpose, the Issuer shall furnish the Paying Agents with sufficient copies of such document.

16.  COMMISSIONS, FEES AND EXPENSES

(1) The Issuer shall pay to the Fiscal Agent such commissions and fees in respect of the services of the Agents under this Agreement as shall be agreed between the Issuer and the Fiscal Agent. The Issuer shall not be concerned with the apportionment of payment among the Agents.

(2) The Issuer shall also pay to the Fiscal Agent an amount equal to any value added tax which may be payable in respect of the commissions or fees together with all reasonable expenses incurred by the Agents in connection with their services under this Agreement.

(3) The Fiscal Agent shall arrange for payment of the commissions and fees due to the other Agents and arrange for the reimbursement of their expenses promptly after receipt of the relevant moneys from the Issuer.

(4) At the request of the Fiscal Agent, the parties to this Agreement may from time to time during the continuance of this Agreement review the commissions and fees agreed initially pursuant to subclause (1) with a view to determining whether the parties can mutually agree upon any changes to the commissions or fees.

17.  INDEMNITY

(1) The Issuer undertakes to indemnify each of the Agents and their directors, officers, employees and controlling persons against all losses, liabilities, costs, claims, actions, damages, expenses or demands which any of them may incur or which may be made against any of them as a result of or in connection with the appointment of or the exercise of the powers and duties by any Agent under this Agreement except as may result from its wilful default, negligence or bad faith or that of its directors, officers, employees or controlling persons or any of them, or breach by it of the terms of this Agreement.

(2) Each of the Agents severally undertakes to indemnify the Issuer and its directors, officers, employees and controlling persons against all losses, liabilities, costs, claims, actions, damages, expenses or demands which any of them may incur or which may be made against any of them as a result of its wilful default, negligence or bad faith or that of its directors, officers, employees or controlling persons or any of them, or breach by it of the terms of this Agreement.

(3) Except in the case of its wilful default, negligence or bad faith, the Fiscal Agent shall not be liable for any act or omission under this Agreement or if any Note shall be lost, stolen, destroyed or damaged. Under no circumstances shall the Fiscal Agent be liable for any consequential or special loss, howsoever caused or arising.

(4) The indemnities in this clause 17 shall survive the termination or expiry of this Agreement.

18.  REPAYMENT BY FISCAL AGENT

     Sums paid by or by arrangement with the Issuer to the Fiscal Agent pursuant to the terms of this Agreement shall not be required to be repaid to the Issuer unless and until any Note or Coupon becomes void under the provisions of Condition 8 but in that event the Fiscal Agent shall forthwith repay to the Issuer sums equivalent to the amounts which would otherwise have been payable in respect of the relevant Note or Coupon.

19.  CONDITIONS OF APPOINTMENT

(1) Subject as provided in subclause (3) of this clause the Fiscal Agent shall be entitled to deal with money paid to it by the Issuer for the purposes of this Agreement in the same manner as other money paid to a banker by its customers and shall not be liable to account to the Issuer for any interest or other amounts in respect of the money. No money held by any Paying Agent need be segregated except as required by law.

(2) In acting under this Agreement and in connection with the Notes and the Coupons the Agents shall act solely as agents of the Issuer and will not assume any obligations towards or relationship of agency or trust for or with any of the owners or holders of the Notes or the Coupons.

(3) No Paying Agent shall exercise any right of set-off or lien against the Issuer or any holders of Notes or Coupons in respect of any moneys payable to or by it under the terms of this Agreement.

(4) Except as ordered by a court of competent jurisdiction or required by law or otherwise instructed by the Issuer, each of the Agents shall be entitled to treat the holder of any Note or Coupon as the absolute owner for all purposes (whether or not the Note or Coupon shall be overdue and notwithstanding any notice of ownership or other writing on the Note or Coupon or any notice of previous loss or theft of the Note or Coupon).

(5) The Agents shall be obliged to perform such duties and only such duties as are set out in this Agreement and the Notes and no implied duties or obligations shall be read into this Agreement or the Notes against the Agents.

(6) The Fiscal Agent may consult with legal and other professional advisers and the opinion of the advisers shall be full and complete protection in respect of action taken, omitted or suffered under this Agreement in good faith and in accordance with the opinion of the advisers.

(7) Each of the Agents shall be protected and shall incur no liability for or in respect of action taken, omitted or suffered in reliance upon any instruction, request or order from the Issuer or any other Agent, or any Note or Coupon, or any notice, resolution, direction, consent, certificate, affidavit, statement, facsimile, telex or other paper or document which it reasonably believes to be genuine and to have been delivered, signed or sent by the proper party or parties or upon written instructions from the Issuer.

(8) Any of the Agents and their affiliates, their officers, directors, employees or controlling persons, may become the owner of, or acquire any interest in, Notes or Coupons with the same rights that it or he would have if the Agent concerned were not appointed under this Agreement, and may engage or be interested in any financial or other transaction with the Issuer, and may act on, or as depositary, trustee or agent for, any committee or body of holders of Notes or Coupons or other obligations of the Issuer, as freely as if the Agent were not appointed under this Agreement.

(9) The Fiscal Agent shall not be under any obligation to take any action under this Agreement which it expects will result in any expense or liability accruing to it, the payment of which within a reasonable time is not, in its opinion, assured to it.

20.  COMMUNICATION WITH AGENTS

     A copy of all communications relating to the subject matter of this Agreement between the Issuer and any of the Agents other than the Fiscal Agent shall be sent to the Fiscal Agent.

21.  TERMINATION OF APPOINTMENT

(1) The Issuer may terminate the appointment of any Agent at any time and/or appoint additional or other Agents by giving to the Agent whose appointment is concerned and, where appropriate, the Fiscal Agent at least 90 days' prior written notice to that effect, provided that, so long as any of the Notes is outstanding:

     (a) in the case of a Paying Agent, the notice shall not expire less than 45 days before any due date for the payment of interest; and

     (b) notice shall be given to the Noteholders under Condition 11 at least 30 days before the removal or appointment of a Paying Agent.

(2) Notwithstanding the provisions of subclause (1), if at any time an Agent becomes incapable of acting, or is adjudged bankrupt or insolvent, or files a voluntary petition in bankruptcy or makes an assignment for the benefit of its creditors or consents to the appointment of an administrator, liquidator or administrative or other receiver of all or any substantial part of its property, or if an administrator, liquidator or administrative or other receiver of it or of all or a substantial part of its property is appointed, or it admits in writing its inability to pay or meet its debts as they may mature or suspends payment of its debts, or if an order of any court is entered approving any petition filed by or against it under the provisions of any applicable bankruptcy or insolvency law or if a public officer takes charge or control of the Agent or of its property or affairs for the purpose of rehabilitation, administration or liquidation, the Issuer may forthwith without notice terminate the appointment of the Agent, in which event notice shall be given to the Noteholders under Condition 11 as soon as is practicable.

(3) The termination of the appointment of an Agent under this Agreement shall not entitle the Agent to any amount by way of compensation but shall be without prejudice to any amount then accrued due.

(4) All or any of the Agents may resign their respective appointments under this Agreement at any time by giving to the Issuer and, where appropriate, the Fiscal Agent at least 90 days' prior written notice to that effect provided that, so long as any of the Notes is outstanding, the notice shall not, in the case of a Paying Agent, expire less than 45 days before any due date for the payment of interest. Following receipt of a notice of resignation from a Paying Agent, the Issuer shall promptly, and in any event not less than 30 days before the resignation takes effect, give notice to the Noteholders under Condition 11. If the Fiscal Agent shall resign or be removed pursuant to subclauses (1) or (2) above or in accordance with this subclause (4), the Issuer shall promptly and in any event within 30 days appoint a successor (being a leading bank acting through its office in London). If the Issuer fails to appoint a successor within such period, the Fiscal Agent may select a leading bank acting through its office in London to act as Fiscal Agent hereunder and the Issuer shall appoint that bank as the successor Fiscal Agent.

(5) Notwithstanding the provisions of subclauses (1), (2) and (4), so long as any of the Notes is outstanding, the termination of the appointment of an Agent (whether by the Issuer or by the resignation of the Agent) shall not be effective unless upon the expiry of the relevant notice there is:

     (a)  a Fiscal Agent; and

     (b) at least two Paying Agents (one of which may be the Fiscal Agent) having specified offices in separate European cities one of which, so long as the Notes are listed on the Luxembourg Stock Exchange, shall be Luxembourg or such other place as the Luxembourg Stock Exchange may approve; and

     (c) so long as the Notes are listed on the Luxembourg Stock Exchange, a Replacement Agent in Luxembourg.

(6) Any successor Agent shall execute and deliver to its predecessor, the Issuer and where appropriate, the Fiscal Agent an instrument accepting the appointment under this Agreement, and the successor Agent, without any further act, deed or conveyance, shall become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of the predecessor with like effect as if originally named as an Agent.

(7) If the appointment of a Paying Agent under this Agreement is terminated (whether by the Issuer or by the resignation of the Paying Agent), the Paying Agent shall on the date on which the termination takes effect deliver to its successor Paying Agent (or, if none, the Fiscal Agent) all Notes and Coupons surrendered to it but not yet destroyed and all records concerning the Notes and Coupons maintained by it (except such documents and records as it is obliged by law or regulation to retain or not to release) and pay to its successor Paying Agent (or, if none, to the Fiscal Agent) the amounts (if any) held by it in respect of Notes or Coupons which have become due and payable but which have not been presented for payment, but shall have no other duties or responsibilities under this Agreement.

(8) If the Fiscal Agent or any of the other Paying Agents shall change its specified office, it shall give to the Issuer and, where appropriate, the Fiscal Agent not less than 45 days' prior written notice to that effect giving the address of the new specified office. As soon as practicable thereafter and in any event at least 30 days before the change, the Fiscal Agent shall give to the Noteholders on behalf of and at the expense of the Issuer notice of the change and the address of the new specified office under Condition 11.

(9) A corporation into which any Agent for the time being may be merged or converted or a corporation with which the Agent may be consolidated or a corporation resulting from a merger, conversion or consolidation to which the Agent shall be a party shall, to the extent permitted by applicable law, be the successor Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement. Notice of any merger, conversion or consolidation shall forthwith be given to the Issuer, and, where appropriate, the Fiscal Agent.

22.  MEETINGS OF NOTEHOLDERS

(1) The provisions of Schedule 4 shall apply to meetings of the Noteholders and shall have effect in the same manner as if set out in this Agreement provided that, so long as any of the Notes are represented by a Global Note, the expression "Noteholders" shall include the persons for the time being shown in the records of Euroclear and/or Clearstream, Luxembourg, as the holders of a particular principal amount of such Notes (each an "Accountholder") (in which regard a certificate or other document issued by Euroclear or Clearstream, Luxembourg as to the principal amount of such Notes standing to the account of any person shall be conclusive and binding) for all purposes other than with respect to the payment of principal and interest on such Notes, the right to which shall be vested as against the Issuer solely in the bearer of each Global Note in accordance with and subject to its terms, and the expressions "holder" and "holders" shall be construed accordingly and the expression "Notes" shall mean units of (euro)1,000, (euro)10,000 and (euro)100,000 principal amount of Notes.

(2) Without prejudice to subclause (1), each of the Paying Agents shall, on the request of any holder of Notes, issue Voting Certificates and Block Voting Instructions (as defined in paragraph 1 of Schedule 4) together, if so required by the Issuer, with reasonable proof satisfactory to the Issuer of their due execution on behalf of the Paying Agent under the provisions of
     Schedule 4 and shall forthwith give notice to the Issuer under Schedule 4 of any revocation or amendment of a Voting Certificate or Block Voting Instruction. Each Paying Agent shall keep a full and complete record of all Voting Certificates and Block Voting Instructions issued by it and shall, not less than 24 hours before the time appointed for holding any meeting or adjourned meeting, deposit at such place as the Fiscal Agent shall designate or approve, full particulars of all Voting Certificates and Block Voting Instructions issued by it in respect of any meeting or adjourned meeting.

23.  NOTICES

     Any notice required to be given under this Agreement to any of the parties shall be delivered in person, sent by pre-paid post (first class if inland, first class airmail if overseas) or by facsimile or telex addressed to:

     The Issuer:                        Liz Claiborne, Inc.
                                        One Claiborne Avenue
                                        North Bergen
                                        New Jersey
                                        07047

                                        Facsimile No:    + (212) 626 1888

                                        (Attention:      General Counsel)

                                        With a copy to:

                                        Liz Claiborne, Inc.
                                        1441 Broadway
                                        New York
                                        NY 10018

                                        Facsimile No:    + (201) 295 7825

                                        (Attention:      Robert Vill)

     The Fiscal Agent:                  Citibank, N.A.
                                        5 Carmelite Street
                                        London EC4Y 0PA

                                        Telex No:        940500 CITIUK G
                                        Facsimile No:    +44 20 7508 3878

                                        (Attention:      Agency & Trust)

     The Paying Agent:                  Dexia   Banque    Internationale   a
                                         Luxembourg
                                        69 Route d'Esch
                                        L-2953 Luxembourg

                                        Facsimile No:    + 352 4590 4227

                                        (Attention:      New Issues and Listing
                                        Agency)


     or such other address of which notice in writing has been given to the other parties to this Agreement under the provisions of this clause.

     Any such notice shall take effect, if delivered in person, at the time of delivery, if sent by post, three days in the case of inland post or seven days in the case of overseas post after despatch, and, in the case of telex or facsimile, 24 hours after the time of despatch, provided that in the case of a notice given by telex or facsimile transmission such notice shall forthwith be confirmed by post. The failure of the addressee to receive such confirmation shall not invalidate the relevant notice given by telex or facsimile.

     If the Issuer uses facsimile to notify the Fiscal Agent of its intention to exercise any option (including, but not limited to, early redemption) in relation to any Notes, the Fiscal Agent will confirm receipt of any such notification to the Issuer by fax no later than 12 noon (London time) on the London business day following receipt from the Issuer. In the event that the Issuer does not receive such confirmation of receipt from the Fiscal Agent, the Issuer will immediately notify the Fiscal Agent by telephone of the lack of such confirmation. Until such time as the Issuer has received faxed confirmation of receipt from the Fiscal Agent, no option exercise notification shall be deemed to have been received by the Fiscal Agent, however, the Fiscal Agent shall be protected and shall incur no liability for acting on any option exercise notification irrespective of whether or not receipt of the same has been confirmed by the Fiscal Agent to the Issuer.

     The Issuer hereby acknowledges that it is fully aware of the risk associated with transmitting instructions via facsimile, and being aware of these risks authorises the Fiscal Agent to accept and act upon any instruction sent to the Fiscal Agent in the Issuer's name or in the name of one or more appropriate authorised signatories of the Issuer via facsimile. The Fiscal Agent shall be entitled to the benefit of the provisions of clause 17 when accepting or acting upon any instructions, communications or documents transmitted by facsimile, and shall not be liable in the event any facsimile transmission is not received, or is mutilated, illegible, interrupted, duplicated, incomplete, unauthorised or delayed for any reason, including (but not limited to) electronic or telecommunications failure.

24.  TAXES

     The Issuer agrees to pay any and all stamp and other documentary taxes or duties which may be payable in connection with the execution, delivery, performance and enforcement of this Agreement.

25.  COUNTERPARTS

     This Agreement may be executed in any number of counterparts, all of which, taken together, shall constitute one and the same agreement and any party may enter into this Agreement by executing a counterpart. Signed facsimile copies of this Agreement will legally bind the parties to the same extent as original documents.

26.  DESCRIPTIVE HEADINGS

     The descriptive headings in this Agreement are for convenience of reference only and shall not define or limit the provisions of this Agreement.

27.  GOVERNING LAW AND SUBMISSION TO JURISDICTION

(1) The provisions of this Agreement are governed by, and shall be construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of law.

(2) Each of the Issuer and the Agents irrevocably consents to the non-exclusive jurisdiction of the State or Federal courts sitting in the Borough of Manhattan, the City of New York ("New York Courts") for adjudicating any dispute which may arise out of or in connection with this Agreement and that accordingly any suit, action or proceedings arising out of or in connection with this Agreement (together referred to as "Proceedings") may be brought in such New York Courts.

(3) Each of the Issuer and the Agents irrevocably waives any objection which it may have now or hereafter to the laying of the venue of any Proceedings in any New York Courts and any claim that any Proceedings have been brought in an inconvenient forum and further irrevocably agrees that a judgment in any Proceedings brought in the New York Courts shall be conclusive and binding upon the Issuer, or, as the case may be, the Agents and may be enforced in the courts of any other jurisdiction.

(4) Nothing in this clause shall limit any right to take Proceedings in any other court of competent jurisdiction, nor shall the taking of Proceedings in one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction, whether concurrently or not.

(5) The Issuer hereby agrees that the process by which any Proceedings in the New York Courts are begun may be served on it by being delivered to it c/o General Counsel, 1441 Broadway, New York, New York 10018 and agrees further that service of process upon such person shall be deemed in every respect effective service of process in any such proceedings. If the appointment of the person appointed to receive process on behalf of the Issuer ceases to be effective, the Issuer shall forthwith appoint a further person in the State of New York to accept service of process on its behalf and notify the name and address of such person to the Fiscal Agent and, failing such appointment within fifteen days, the Fiscal Agent, on behalf of the Paying Agents, shall be entitled to appoint such a person by written notice addressed and delivered to the Issuer.

(6)  The Issuer:

     (a) agrees that failure by any such person appointed to receive process on behalf of the Issuer to give notice of service of process to the Issuer shall not impair the validity of such service or of any judgment based thereon;

     (b) consents to the service of process in respect of any Proceedings by the airmailing of copies, postage prepaid, to the Issuer in accordance with clause 23; and

     (c) agrees that nothing in this Agreement shall affect the right to serve process in any other manner permitted by law.

28.  AMENDMENTS

     This Agreement may be amended by all of the parties, without the consent of any Noteholder or Couponholder, either:

     (a) for the purpose of curing any ambiguity or of curing, correcting or supplementing any defective provision contained in this Agreement so long as such amendment is not materially prejudicial to the interests of Noteholders; or

     (b) in any manner which the parties may mutually deem necessary or desirable and which shall not be inconsistent with the Conditions and shall not be materially prejudicial to the interests of the Noteholders.

SIGNED by each of the parties (or their duly authorised representatives) on the date which appears first on page 1.

                                   SCHEDULE 1

                                     PART I


                      - FORM OF THE TEMPORARY GLOBAL NOTE -


                               LIZ CLAIBORNE, INC.

                              TEMPORARY GLOBAL NOTE

                                (euro)350,000,000

                         6.625 per cent. Notes due 2006





This Temporary Global Note is issued in respect of the (euro)350,000,000 6.625 per cent. Notes due 2006 (the "Notes") of Liz Claiborne, Inc. (the "Issuer"). The Notes are issued subject to and with the benefit of an Agency Agreement (the "Agency Agreement") dated 6th August, 2001 between, inter alios, the Issuer, and Citibank, N.A. as Fiscal Agent (the "Fiscal Agent"). The Notes are issued subject to and with the benefit of the Conditions of the Notes (the "Conditions") set out in Part II of Schedule 2 to the Agency Agreement.

1.   PROMISE TO PAY

     Subject as provided in this Temporary Global Note, the Issuer, for value received, promises to pay the bearer upon presentation and surrender of this Temporary Global Note such sum as is equal to the principal amount of the Notes represented by this Temporary Global Note as shown in the title of this Temporary Global Note or such lesser amount as is shown by the latest entry in Part I or Part II of the Schedule to this Temporary Global Note on 7th August, 2006 or on such earlier date as the principal in respect of this Temporary Global Note may become due under the Conditions and to pay interest on the principal sum for the time being outstanding at the rate of 6.625 per cent. per annum from 7th August, 2001 payable annually in arrear on 7th August in each year until payment of the principal sum has been made or duly provided for in full together with any other amounts as may be payable, all subject to and under the Conditions.

2.   EXCHANGE FOR PERMANENT GLOBAL NOTE AND PURCHASES

     The Permanent Global Note to be issued on exchange for interests in this Temporary Global Note will be substantially in the form set out in Part II of Schedule 1 to the Agency Agreement.

     Subject as provided below, the Permanent Global Note will only have an entry made to represent Definitive Notes after the date which is 40 days after the closing date for the Notes.

     Interests in this Temporary Global Note may be exchanged for interests in a duly executed and authenticated Permanent Global Note without charge and the Fiscal Agent or such other person as the Fiscal Agent may direct (the "Exchange Agent") shall make the appropriate entry on Part I of the Schedule to the Permanent Global Note, in full or partial exchange for this Temporary Global Note, in order that the Permanent Global Note represents an aggregate principal amount of Notes equal to the principal amount of this Temporary Global Note submitted for exchange. Notwithstanding the foregoing, no such entry shall be made on the Permanent Global Note unless there shall have been presented to the Exchange Agent a certificate from Euroclear Bank S.A./N.V., as operator of the Euroclear System ("Euroclear") or Clearstream Banking, societe anonyme ("Clearstream, Luxembourg") substantially in the form of the certificate attached as Exhibit A.

     Notwithstanding the foregoing, where this Temporary Global Note has been exchanged in part for the Permanent Global Note pursuant to the foregoing and Definitive Notes have been issued in exchange for the total amount of Notes represented by the Permanent Global Note pursuant to its terms, because Euroclear and/or Clearstream, Luxembourg do not regard the Permanent Global Note to be fungible with such Definitive Notes, then interests in this Temporary Global Note will no longer be exchangeable for interests in the Permanent Global Note but will be exchangeable, in full or partial exchange, for duly executed and authenticated Definitive Notes, without charge, in the denomination of (euro)1,000, (euro)10,000 and
     (euro)100,000 each with interest coupons attached, such Definitive Notes to be substantially in the form set out in Part I of Schedule 2 to the Agency Agreement. Notwithstanding the foregoing, Definitive Notes shall not be so issued and delivered unless there shall have been presented to the Exchange Agent a certificate from Euroclear or Clearstream, Luxembourg substantially in the form of the certificate attached as Exhibit A.

     Any person who would, but for the provisions of this Temporary Global Note and of the Agency Agreement, otherwise be entitled to receive either (i) an interest in the Permanent Global Note or (ii) Definitive Notes shall not be entitled to require the exchange of an appropriate part of this Temporary Global Note for an interest in the Permanent Global Note or Definitive Notes unless and until he shall have delivered or caused to be delivered to Euroclear or Clearstream, Luxembourg a certificate in substantially the form of the certificate attached as Exhibit B (copies of which form of certificate will be available at the offices of Euroclear in Brussels and Clearstream, Luxembourg in Luxembourg and the specified offices of each Paying Agent named in the Agency Agreement).

     Upon (a) any exchange of the whole or a part of this Temporary Global Note for an interest in the Permanent Global Note or for a Definitive Note, (b) receipt of instructions from Euroclear or Clearstream, Luxembourg that, following the purchase by or on behalf of the Issuer or any of its subsidiaries of the whole or a part of this Temporary Global Note, part is to be cancelled or (c) any redemption of the whole of this Temporary Global Note, the portion of the principal amount of this Temporary Global Note so exchanged, cancelled or redeemed shall be entered by or on behalf of the Fiscal Agent on Part I of the Schedule to this Temporary Global Note, whereupon the principal amount of this Temporary Global Note shall be reduced for all purposes by the amount so exchanged, cancelled or redeemed and entered.

     Upon (a) the exchange of the whole of this Temporary Global Note for interests in the Permanent Global Note and/or Definitive Notes or (b) any redemption of the whole of this Temporary Global Note, this Temporary Global Note shall be surrendered to or to the order of the Fiscal Agent and cancelled and, if the Issuer requests, returned to it together with any relevant Definitive Notes.

3.   BENEFITS

     Until the entire principal amount of this Temporary Global Note has been extinguished in exchange for the Permanent Global Note and/or Definitive Notes, this Temporary Global Note shall in all respects be entitled to the same benefits as the Definitive Notes referred to above, except that the holder of this Temporary Global Note shall only be entitled to receive any payment on this Temporary Global Note on presentation of certificates as provided below.

4.   PAYMENTS

     Payments due in respect of Notes for the time being represented by this Temporary Global Note shall be made to the bearer only upon presentation by Euroclear or, as the case may be, Clearstream, Luxembourg, to the Fiscal Agent at its specified office of a certificate, substantially in the form of the certificate attached as Exhibit A, to the effect that Euroclear, or as the case may be, Clearstream, Luxembourg, has received a certificate substantially in the form of the certificate attached as Exhibit B.

     Upon any payment in respect of the Notes represented by this Temporary Global Note, the amount so paid shall be entered by or on behalf of the Fiscal Agent on Part II of the Schedule to this Temporary Global Note. In the case of any payment of principal the principal amount of this Temporary Global Note shall be reduced for all purposes in proportion to the amount so paid and the remaining principal amount of this Temporary Global Note shall be entered by or on behalf of the Fiscal Agent on Part II of the Schedule to this Temporary Global Note.

5.   ACCOUNT HOLDERS

     For so long as any of the Notes are represented by this Temporary Global Note, each person who is for the time being shown in the records of Euroclear and/or Clearstream, Luxembourg as the holder of a particular principal amount of Notes (each an "Accountholder") shall be treated by the Issuer as the holder of that principal amount for all purposes (including but not limited to for the purposes of giving notice to the Issuer pursuant to Condition 11) other than with respect to the payment of principal and interest in respect of the Notes, the right to which shall be vested, as against the Issuer, solely in the bearer of this Temporary Global Note in accordance with and subject to its terms. Any certificate or other document issued by Euroclear or Clearstream, Luxembourg as to the principal amount of Notes standing to the account of any Accountholder shall be conclusive and binding for all purposes.

     Notes represented by this Temporary Global Note are transferable in accordance with the rules and procedures for the time being of Euroclear or Clearstream, Luxembourg as appropriate.

     The Issuer covenants in favour of each Accountholder that it will make all payments in respect of the principal amount of Notes for the time being shown in the records of Euroclear and/or Clearstream, Luxembourg as being held by the Accountholder and represented by this Temporary Global Note to the bearer of this Temporary Global Note in accordance with clause 1 above and acknowledges that each Accountholder may take proceedings to enforce this covenant and any of the other rights which it has under the first paragraph of this clause directly against the Issuer.

6.   NOTICES

     So long as any of the Notes are represented by this Temporary Global Note and this Temporary Global Note is held on behalf of Euroclear or Clearstream, Luxembourg, notices required to be given to Noteholders may be given by their being delivered to Euroclear and/or Clearstream, Luxembourg, as the case may be, for communication to Accountholders, rather than by publication as required by the Conditions save that, so long as the Notes are listed on any Stock Exchange, notices will also be published in accordance with the requirements of any such Stock Exchange.

7.   PRESCRIPTION

     Claims against the Issuer in respect of principal and interest on the Notes represented by this Temporary Global Note will be prescribed after 10 years (in the case of principal) and five years (in the case of interest) from the Relevant Date (as defined in Condition 7).

8.   AUTHENTICATION

     This Temporary Global Note shall not become valid or enforceable for any purpose unless and until it has been authenticated by or on behalf of the Fiscal Agent.

9.   GOVERNING LAW

     This Temporary Global Note is governed by, and shall be construed in accordance with, the laws of the State of New York.

IN WITNESS whereof this Temporary Global Note has been executed as a deed poll on behalf of the Issuer.


Executed as a deed by                        )
LIZ CLAIBORNE, INC.                          )
acting by:                                   )
acting under the authority of that           )
company in the presence of:                  )


Signature:

Name:

Address:




Dated 6th August, 2001

CERTIFICATE OF AUTHENTICATION

This is the Temporary Global Note
described in the Agency Agreement

By or on behalf of
CITIBANK, N.A. as Fiscal Agent
(without recourse, warranty or liability)


 ........................................................


 ........................................................



THIS TEMPORARY GLOBAL NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). NEITHER THIS TEMPORARY GLOBAL NOTE NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO ANY U.S. PERSON UNLESS AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IS AVAILABLE.

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

IN ADDITION, THOSE LIMITATIONS MAY ALSO APPLY TO ANY OTHER BEARER WHO TAKES INTO ACCOUNT GAIN OR LOSS WITH RESPECT TO THIS OBLIGATION IN DETERMINING SUCH BEARER'S INCOME SUBJECT TO UNITED STATES FEDERAL INCOME TAX.

                                  THE SCHEDULE

                                     Part I

                     EXCHANGES FOR THE PERMANENT GLOBAL NOTE
                                AND CANCELLATIONS

The following exchanges of a part of this Temporary Global Note for interests in the Permanent Global Note and cancellations of a part of the aggregate principal amount of this Temporary Global Note have been made:

                    Part of the aggregate
                    principal amount of                               Remaining principal      Notation
                    this Temporary Global    Part of the aggregate    amount of this           made by or
                    Note exchanged for       principal amount of      Temporary Global Note    on behalf of
Date of exchange    interests in the         this Temporary Global    following exchange or    the Fiscal
or cancellation     Permanent Global Note    Note cancelled           cancellation             Agent

                           (euro)                    (euro)                  (euro)
__________________  _______________________  _______________________  _______________________  _______________________
__________________  _______________________  _______________________  _______________________  _______________________
__________________  _______________________  _______________________  _______________________  _______________________
__________________  _______________________  _______________________  _______________________  _______________________
__________________  _______________________  _______________________  _______________________  _______________________
__________________  _______________________  _______________________  _______________________  _______________________
__________________  _______________________  _______________________  _______________________  _______________________
__________________  _______________________  _______________________  _______________________  _______________________
__________________  _______________________  _______________________  _______________________  _______________________
__________________  _______________________  _______________________  _______________________  _______________________
__________________  _______________________  _______________________  _______________________  _______________________
__________________  _______________________  _______________________  _______________________  _______________________
__________________  _______________________  _______________________  _______________________  _______________________
__________________  _______________________  _______________________  _______________________  _______________________
__________________  _______________________  _______________________  _______________________  _______________________
__________________  _______________________  _______________________  _______________________  _______________________
__________________  _______________________  _______________________  _______________________  _______________________
__________________  _______________________  _______________________  _______________________  _______________________
__________________  _______________________  _______________________  _______________________  _______________________
__________________  _______________________  _______________________  _______________________  _______________________
__________________  _______________________  _______________________  _______________________  _______________________
__________________  _______________________  _______________________  _______________________  _______________________

                                     Part II

                                    PAYMENTS


The following payments in respect of the Notes represented by this Temporary Global Note have been made:

                                                                                               Notation
                                                                      Remaining principal      made by or
                                                                      amount of this           on behalf of
                                             Amount of principal      Temporary Global Note    the Fiscal
Date of payment     Amount of interest paid  paid                     following payment        Agent

                            (euro)                   (euro)                   (euro)

__________________  _______________________  _______________________  _______________________  _______________________
__________________  _______________________  _______________________  _______________________  _______________________
__________________  _______________________  _______________________  _______________________  _______________________
__________________  _______________________  _______________________  _______________________  _______________________
__________________  _______________________  _______________________  _______________________  _______________________
__________________  _______________________  _______________________  _______________________  _______________________
__________________  _______________________  _______________________  _______________________  _______________________
__________________  _______________________  _______________________  _______________________  _______________________
__________________  _______________________  _______________________  _______________________  _______________________
__________________  _______________________  _______________________  _______________________  _______________________
__________________  _______________________  _______________________  _______________________  _______________________
__________________  _______________________  _______________________  _______________________  _______________________
__________________  _______________________  _______________________  _______________________  _______________________
__________________  _______________________  _______________________  _______________________  _______________________
__________________  _______________________  _______________________  _______________________  _______________________
__________________  _______________________  _______________________  _______________________  _______________________
__________________  _______________________  _______________________  _______________________  _______________________
__________________  _______________________  _______________________  _______________________  _______________________
__________________  _______________________  _______________________  _______________________  _______________________
__________________  _______________________  _______________________  _______________________  _______________________
__________________  _______________________  _______________________  _______________________  _______________________
__________________  _______________________  _______________________  _______________________  _______________________

                                    EXHIBIT A

                               LIZ CLAIBORNE, INC.
                (euro)350,000,000 6.625 per cent. Notes due 2006

                               (the "Securities")


This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organisations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our "Member Organisations") substantially to the effect
set forth in the Agency  Agreement,  as of the date hereof,  [                 ]
principal amount of the above-captioned Securities (i) is owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States federal income taxation regardless of its source ("United States persons"), (ii) is owned by United States persons that (a) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations
Section 1.165-12(c)(1)(v)) ("financial institutions") purchasing for their own account or for resale, or (b) acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution has agreed, on its own behalf or through its agent, that we may advise the Issuer or the Issuer's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) is owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and to the further effect that United States or foreign financial institutions described in clause (iii) above (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

As used herein, "United States" means the United States of America (including the States and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

If the Securities are of the category contemplated in Section 230.903(b)(3) of Regulation S under the Securities Act of 1933, as amended, then this is also to certify with respect to such principal amount of Securities set forth above that, except as set forth below, we have received in writing, by tested telex or by electronic transmission, from our Member Organisations entitled to a portion of such principal amount, certifications with respect to such portion, substantially to the effect set forth in the Agency Agreement.

We further certify (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the Temporary Global Note representing the Securities excepted in such certifications and (ii) that as of the date hereof we have not received any notification from any of our Member Organisations to the effect that the statements made by such Member Organisations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as of the date hereof.

We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorise you to produce this certification to any interested party in such proceedings.

Dated

                           [Euroclear Bank S.A./N.V.,
                               as operator of the
            Euroclear System] [Clearstream Banking, societe anonyme]


                     By ...................................
                              Authorised Signatory

                                    EXHIBIT B

                               LIZ CLAIBORNE, INC.

                (euro)350,000,000 6.625 per cent. Notes due 2006

                               (the "Securities")


This is to certify that as of the date hereof, and except as set forth below, the above-captioned Securities held by you for our account (i) are owned by person(s) that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States federal income taxation regardless of its source ("United States person(s)"), (ii) are owned by United States person(s) that (a) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v)) ("financial institutions") purchasing for their own account or for resale, or (b) acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise the Issuer or the Issuer's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) are owned by United States or foreign financial institution(s) for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and in addition if the owner of the Securities is a United States or foreign financial institution described in clause (iii) above (whether or not also described in clause (i) or (ii)) this is further to certify that such financial institution has not acquired the Securities for the purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

If the Securities are of the category contemplated in Section 230.903(b)(3) of Regulation S under the Securities Act of 1933, as amended (the "Act"), then this is also to certify that, except as set forth below (i) in the case of debt securities, the Securities are beneficially owned by (a) non-U.S. person(s) or
(b) U.S. person(s) who purchased the Securities in transactions which did not require registration under the Act; or (ii) in the case of equity securities, the Securities are owned by (x) non-U.S. person(s) (and such person(s) are not acquiring the Securities for the account or benefit of U.S. person(s)) or (y) U.S. person(s) who purchased the Securities in a transaction which did not require registration under the Act. If this certification is being delivered in connection with the exercise of warrants pursuant to Section 230.903(b)(5) of Regulation S under the Act, then this is further to certify that, except as set forth below, the Securities are being exercised by and on behalf of non-U.S. person(s). As used in this paragraph the term "U.S. person" has the meaning given to it by Regulation S under the Act.

As used herein, "United States" means the United States of America (including the States and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Securities held by you for our account in accordance with your documented procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

This  certification  excepts and does not relate to [                  ] of such
interest in the above Securities in respect of which we are not able to certify and as to which we understand exchange and delivery of Definitive Securities (or, if relevant, exercise of any rights or collection of any interest) cannot be made until we do so certify.

We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorise you to produce this certification to any interested party in such proceedings.


Dated

                            By ......................
                            Qualified Account Holder

                                     PART II


                      - FORM OF THE PERMANENT GLOBAL NOTE -


                               LIZ CLAIBORNE, INC.

                              PERMANENT GLOBAL NOTE

                (euro)350,000,000 6.625 per cent. Notes due 2006





This Permanent Global Note is issued in respect of the (euro)350,000,000 6.625 per cent. Notes due 2006 (the "Notes") of Liz Claiborne, Inc. (the "Issuer"). The Notes are initially represented by a Temporary Global Note interests in which will be exchanged in accordance with the terms of the Temporary Global Note for interests in this Permanent Global Note and, if applicable, Definitive Notes. The Notes are issued subject to and with the benefit of an Agency Agreement (the "Agency Agreement") dated 6th August, 2001 between, inter alios, the Issuer, Citibank, N.A. as Fiscal Agent (the "Fiscal Agent"). The Notes are issued subject to and with the benefit of the Conditions of the Notes (the "Conditions") set out in Part II of Schedule 2 to the Agency Agreement.

1.   PROMISE TO PAY

     Subject as provided in this Permanent Global Note, the Issuer, for value received, promises to pay the bearer upon presentation and surrender of this Permanent Global Note the sum of (euro)350,000,000 (three hundred and fifty million euro) or such lesser sum as is equal to the principal amount of the Notes represented by this Permanent Global Note as shown by the latest entry in Part I, Part II or Part III of the Schedule to this Permanent Global Note on 7th August, 2006 or on such earlier date as the principal of this Permanent Global Note may become due under the Conditions and to pay interest on the principal sum for the time being outstanding at the rate of 6.625 per cent. per annum from 7th August, 2001 payable annually in arrear on 7th August in each year until payment of the principal sum has been made or duly provided for in full together with any other amounts as may be payable, all subject to and under the Conditions.

2. EXCHANGE OF INTERESTS IN THE TEMPORARY GLOBAL NOTE FOR INTERESTS IN THIS PERMANENT GLOBAL NOTE

     Upon any exchange of an interest in the Temporary Global Note representing the Notes for an interest in this Permanent Global Note, the Fiscal Agent shall make the appropriate entry in Part I of the Schedule to this Permanent Global Note in order to indicate the principal amount of Notes represented by this Permanent Global Note following such exchange.

3.   EXCHANGE FOR DEFINITIVE NOTES AND PURCHASES

     This Permanent Global Note may be exchanged in whole, but not in part, for duly executed and authenticated Definitive Notes without charge to the holder if (i) an event of default under Condition 9 has occurred and is continuing, (ii) either Euroclear Bank S.A./N.V. as operator of the Euroclear System ("Euroclear") and/or Clearstream Banking, societe anonyme ("Clearstream, Luxembourg") is closed for business for a continuous period of 14 days (other than by reason of holiday, statutory or otherwise) or announces an intention permanently to cease business or does in fact do so and no successor clearing system is available, (iii) the Issuer would suffer a material disadvantage in respect of the Notes as a result of a change in the laws or regulations (taxation or otherwise) of any Relevant Jurisdiction (as defined in Condition 7) or as a result of a change in the practice of Euroclear or Clearstream, Luxembourg which would not be suffered were the Notes in definitive form and a certificate to such effect signed by two duly authorised officers of the Issuer is delivered to the Fiscal Agent for display to Noteholders, or
     (iv) so requested by a Noteholder. Thereupon (in the case of (i) and (ii) above) the holder of this Permanent Global Note may give notice to the Fiscal Agent and the Issuer, and (in the case of (iii) and (iv) above) the holder of this Permanent Global Note may give notice to the Fiscal Agent and the Noteholders, of its intention to exchange this Permanent Global Note for Definitive Notes on or after the Exchange Date (as defined below).

     On the Exchange Date the Fiscal Agent or such other person as the Fiscal Agent may direct (the "Exchange Agent") shall deliver, in full an aggregate principal amount of duly executed and authenticated Definitive Notes with Coupons attached equal to the total principal amount of this Permanent Global Note to be so exchanged.

     "Exchange Date" means a day specified in the notice requiring exchange falling not less than 60 days after that on which such notice is given, being a day on which banks are open for business in the place in which the specified office of the Fiscal Agent is located and, except in the case of exchange pursuant to (ii) above, in the place in which the relevant clearing system is located.

     The Definitive Notes to be issued on exchange will be in bearer form in the denomination of (euro)1,000, (euro)10,000, (euro)100,000 each with interest coupons ("Coupons") attached and will be substantially in the form set out in Part II of Schedule 2 to the Agency Agreement.

     Upon (a) any exchange of the whole of this Permanent Global Note for Definitive Notes, (b) receipt of instructions from Euroclear and Clearstream, Luxembourg that, following the purchase by or on behalf of the Issuer or any of its subsidiaries of the whole or a part of this Permanent Global Note, part is to be cancelled or (c) any redemption of the whole or a part of this Permanent Global Note, the portion of the principal amount of this Permanent Global Note so exchanged, cancelled or redeemed shall be entered by or on behalf of the Fiscal Agent on Part II of the Schedule to this Permanent Global Note, whereupon the principal amount of this Permanent Global Note shall be reduced for all purposes by the amount so exchanged, cancelled or redeemed and entered.

     Upon (a) the exchange of the whole of this Permanent Global Note for Definitive Notes or (b) any redemption of the whole of this Permanent Global Note, this Permanent Global Note, shall be surrendered to or to the order of the Fiscal Agent and cancelled and, if the Issuer so requests, returned to it.

4.   BENEFITS

     Until the entire principal amount of this Permanent Global Note has been extinguished in exchange for Definitive Notes or in any other manner envisaged by the Conditions, this

     Permanent Global Note shall in all respects be entitled to the same benefits as the Definitive Notes referred to above.

5.   PAYMENTS

     Payments due in respect of Notes for the time being represented by this Permanent Global Note shall be made to the bearer of this Permanent Global Note.

     Upon any payment in respect of the Notes represented by this Permanent Global Note, the amount so paid shall be entered by or on behalf of the Fiscal Agent on Part III of the Schedule to this Permanent Global Note. In the case of any payment of principal the principal amount of this Permanent Global Note shall be reduced for all purposes by the amount so paid and the remaining principal amount of this Permanent Global Note shall be entered by or on behalf of the Fiscal Agent on Part III of the Schedule to this Permanent Global Note.

6.   ACCOUNTHOLDERS

     For so long as any of the Notes are represented by this Permanent Global Note, each person who is for the time being shown in the records of Euroclear and/or Clearstream, Luxembourg as the holder of a particular principal amount of Notes (each an "Accountholder") shall be treated by the Issuer as the holder of that principal amount for all purposes (including but not limited to for the purposes of giving notice to the Issuer pursuant to Condition 11) other than with respect to the payment of principal and interest in respect of the Notes, the right to which shall be vested, as against the Issuer, solely in the bearer of this Permanent Global Note in accordance with and subject to its terms. Any certificate or other document issued by Euroclear or Clearstream, Luxembourg as to the principal amount of Notes standing to the account of any Accountholder shall be conclusive and binding for all purposes.

     Notes represented by this Permanent Global Note are transferable in accordance with the rules and procedures for the time being of Euroclear or Clearstream, Luxembourg as appropriate.

     The Issuer covenants in favour of each Accountholder that it will make all payments in respect of the principal amount of Notes for the time being shown in the records of Euroclear and/or Clearstream, Luxembourg as being held by the Accountholder and represented by this Permanent Global Note to the bearer of this Permanent Global Note in accordance with clause 1 above and acknowledges that each Accountholder may take proceedings to enforce this covenant and any of the other rights which it has under the first paragraph of this clause directly against the Issuer.

7.   NOTICES

     So long as any of the Notes are represented by this Permanent Global Note and this Permanent Global Note is held on behalf of Euroclear or Clearstream, Luxembourg, notices required to be given to Noteholders may be given by their being delivered to Euroclear and/or Clearstream, Luxembourg, as the case may be, for communication to Accountholders, rather than by publication as required by the Conditions save that, so long as the Notes are listed on any Stock Exchange, notices will also be published in accordance with the requirements of any such Stock Exchange.

8.   PRESCRIPTION

     Claims against the Issuer in respect of principal and interest on the Notes represented by this Global Note will be prescribed after 10 years (in the case of principal) and five years (in the case of interest) from the Relevant Date (as defined in Condition 7).

9.   AUTHENTICATION

     This Permanent Global Note shall not become valid or enforceable for any purpose unless and until it has been authenticated by or on behalf of the Fiscal Agent.

10.  GOVERNING LAW

     This Permanent Global Note is governed by, and shall be construed in accordance with, the laws of the State of New York.

IN WITNESS whereof this Permanent Global Note has been executed as a deed poll on behalf of the Issuer.

Executed as a deed by                        )
LIZ CLAIBORNE, INC.                          )
acting by:                                   )
acting under the authority of that           )
company in the presence of:                  )

Signature:

Name:

Address:



Dated 6th August, 2001

CERTIFICATE OF AUTHENTICATION


This is the Permanent Global Note
described in the Agency Agreement

By or on behalf of
CITIBANK, N.A. as Fiscal Agent
(without recourse, warranty or liability)

 ......................................


 ......................................

THIS PERMANENT GLOBAL NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). NEITHER THIS PERMANENT GLOBAL NOTE NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO ANY U.S. PERSON UNLESS AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IS AVAILABLE.

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

IN ADDITION, THOSE LIMITATIONS MAY ALSO APPLY TO ANY OTHER BEARER WHO TAKES INTO ACCOUNT GAIN OR LOSS WITH RESPECT TO THIS OBLIGATION IN DETERMINING SUCH BEARER'S INCOME SUBJECT TO UNITED STATES FEDERAL INCOME TAX.

                                  THE SCHEDULE

                                     Part I

                     EXCHANGES OF THE TEMPORARY GLOBAL NOTE


The following exchanges of part of the Temporary Global Note for interests in this Permanent Global Note have been made.

                    Part of aggregate
                    principal amount of
                    the Temporary Global     Aggregate principal amount
                    Note exchanged for       of Notes represented by
                    this Permanent Global    this Permanent Global Note    Notation made by or on behalf
Date of exchange    Note                     following exchange            of the Fiscal Agent

                          (euro)                     (euro)
__________________  _______________________  ____________________________  _____________________________
__________________  _______________________  ____________________________  _____________________________
__________________  _______________________  ____________________________  _____________________________
__________________  _______________________  ____________________________  _____________________________
__________________  _______________________  ____________________________  _____________________________
__________________  _______________________  ____________________________  _____________________________
__________________  _______________________  ____________________________  _____________________________
__________________  _______________________  ____________________________  _____________________________
__________________  _______________________  ____________________________  _____________________________
__________________  _______________________  ____________________________  _____________________________
__________________  _______________________  ____________________________  _____________________________
__________________  _______________________  ____________________________  _____________________________
__________________  _______________________  ____________________________  _____________________________
__________________  _______________________  ____________________________  _____________________________
__________________  _______________________  ____________________________  _____________________________
__________________  _______________________  ____________________________  _____________________________
__________________  _______________________  ____________________________  _____________________________
__________________  _______________________  ____________________________  _____________________________
__________________  _______________________  ____________________________  _____________________________
__________________  _______________________  ____________________________  _____________________________

                                     Part II

                                  CANCELLATIONS


The following exchanges of a part of this Permanent Global Note for Definitive Notes and cancellations of a part of the aggregate principal amount of this Permanent Global Note have been made:

                        Part of the aggregate       Remaining principal
                        principal amount of this    amount of this Permanent
                        Permanent Global Note       Global Note following
                        cancelled, exchanged or     such cancellation,          Notation made by or on
Date of cancellation    redeemed                    exchange or redemption      behalf of the Fiscal Agent

                                  (euro)                      (euro)
______________________  __________________________  __________________________  __________________________
______________________  __________________________  __________________________  __________________________
______________________  __________________________  __________________________  __________________________
______________________  __________________________  __________________________  __________________________
______________________  __________________________  __________________________  __________________________
______________________  __________________________  __________________________  __________________________
______________________  __________________________  __________________________  __________________________
______________________  __________________________  __________________________  __________________________
______________________  __________________________  __________________________  __________________________
______________________  __________________________  __________________________  __________________________
______________________  __________________________  __________________________  __________________________
______________________  __________________________  __________________________  __________________________
______________________  __________________________  __________________________  __________________________
______________________  __________________________  __________________________  __________________________
______________________  __________________________  __________________________  __________________________
______________________  __________________________  __________________________  __________________________
______________________  __________________________  __________________________  __________________________
______________________  __________________________  __________________________  __________________________

                                   SCHEDULE 2

                                     PART I

                     - FORM OF DEFINITIVE NOTE AND COUPON -

(Face of Note)



--------------------------------------------------------------------------------

000000                            XS0133699412                          00 00000

--------------------------------------------------------------------------------

                               LIZ CLAIBORNE, INC.
     (incorporated with limited liability in the State of Delaware, U.S.A.)


                                (euro)350,000,000

                         6.625 per cent. Notes due 2006

The issue of the Notes was authorised by a resolution of the Board of Directors of Liz Claiborne, Inc. (the "Issuer") passed on 15th May, 2001.


This Note forms one of a series of Notes issued as bearer Notes in the denomination of (euro)1,000, (euro)10,000 and (euro)100,000 each in an aggregate principal amount of (euro)350,000,000.

The Issuer for value received and subject to and in accordance with the Conditions endorsed hereon hereby promises to pay to the bearer on 7th August, 2006 (or on such earlier date as the principal sum (as determined under the Conditions) may become repayable under the said Conditions) the principal sum of:

            (euro)350,000,000 (three hundred and fifty million euro)

together with interest on the principal sum of  (euro)350,000,000 at the rate of
6.625 per cent. per annum payable annually in arrear on 7th August and together with such other amounts as may be payable, all subject to and under the Conditions.

The Notes are issued pursuant to an Agency Agreement (the "Agency Agreement") dated 6th August, 2001 between, inter alios, the Issuer and Citbank, N.A. as Fiscal Agent. The Notes have the benefit of, and are subject to, the provisions contained in the Agency Agreement, and the Conditions.

Neither this Note nor any of the Coupons relating to this Note shall become valid or enforceable for any purpose unless and until this Note has been authenticated by or on behalf of the Fiscal Agent.

IN WITNESS WHEREOF this Note and the Coupons relating to this Note have been executed on behalf of the Issuer.

Dated as of 6th August, 2001

Issued in London, England.

                                                LIZ CLAIBORNE, INC.

                                                By:

-------------------------------------------

  CERTIFICATE OF AUTHENTICATION

  This is one of the Notes described
  in the Agency Agreement.

  For and on behalf of
  CITIBANK, N.A. as Fiscal Agent
  by its attorney [Authenticating Agent].




-------------------------------------------


THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). NEITHER THIS NOTE NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO ANY U.S. PERSON UNLESS AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IS AVAILABLE.

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

IN ADDITION, THOSE LIMITATIONS MAY ALSO APPLY TO ANY OTHER BEARER WHO TAKES INTO ACCOUNT GAIN OR LOSS WITH RESPECT TO THIS OBLIGATION IN DETERMINING SUCH BEARER'S INCOME SUBJECT TO UNITED STATES FEDERAL INCOME TAX.

(Reverse of Note)

                             CONDITIONS OF THE NOTES

                   (as set out in Part II of this Schedule 2)

                        FISCAL AND PRINCIPAL PAYING AGENT

                                 CITIBANK, N.A.
                               5 CARMELITE STREET
                                 London EC4Y 0PA




                               OTHER PAYING AGENT

                    DEXIA BANQUE INTERNATIONALE A LUXEMBOURG
                                 69 ROUTE D'ESCH
                                L-2953 LUXEMBOURG




and/or such other or further Fiscal Agent or Paying Agents and/or specified offices as may from time to time be appointed by the Issuer and notice of which has been given to the Noteholders.

                               - FORM OF COUPON -

(Face of Coupon)

LIZ CLAIBORNE, INC.
(euro)350,000,000 6.625 per cent. Notes due 2006


This Coupon relating to a Note
Payable in the denomination             Coupon for
of (euro)[1,000/10,000/100,000]         (euro)[66.25/662.50/6,625.00]
is payable to bearer, separately        due on
negotiable and subject to the           7th August, 200[2/3/4/5/6]
Conditions of the Notes



                  LIZ CLAIBORNE, INC.

                  By: ................


ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

IN ADDITION, THOSE LIMITATIONS MAY ALSO APPLY TO ANY OTHER BEARER WHO TAKES INTO ACCOUNT GAIN OR LOSS WITH RESPECT TO THIS OBLIGATION IN DETERMINING SUCH BEARER'S INCOME SUBJECT TO UNITED STATES FEDERAL INCOME TAX.



00 000000                         XS0133699412                            000000

(Reverse of Coupon)

FISCAL AND PRINCIPAL PAYING AGENT:
CITIBANK, N.A.
5 CARMELITE STREET
LONDON EC4Y 0PA

OTHER PAYING AGENT:
DEXIA BANQUE INTERNATIONALE A
  LUXEMBOURG
69 ROUTE D'ESCH
L-2953 LUXEMBOURG

                                   SCHEDULE 2

                                     PART II

                             CONDITIONS OF THE NOTES

                                   SCHEDULE 3

                   - PROVISIONS FOR MEETINGS OF NOTEHOLDERS -


1. As used in this schedule the following expressions shall have the following meanings unless the context otherwise requires:

     (a) "Voting Certificate" shall mean an English language certificate issued by a Paying Agent and dated in which it is stated:

          (i) that on the date of the Voting Certificate Notes (not being Notes in respect of which a Block Voting Instruction has been issued and is outstanding in respect of the meeting specified in the Voting Certificate and any adjourned meeting) were deposited with the Paying Agent or (to the satisfaction of the Paying Agent) were held to its order or under its control and that the Notes will not cease to be so deposited or held until the first to occur of:

               (A) the conclusion of the meeting specified in the Voting Certificate or, if applicable, any adjourned meeting; and

               (B) the surrender of the Voting Certificate to the Paying Agent who issued the same; and

          (ii) that the bearer of the Voting Certificate is entitled to attend and vote at the meeting and any adjourned meeting in respect of the Notes represented by the Voting Certificate;

     (b) "Block Voting Instruction" shall mean an English language document issued by a Paying Agent and dated in which:

          (i) it is certified that Notes (not being Notes in respect of which a Voting Certificate has been issued and is outstanding in respect of the meeting specified in the Block Voting Instruction and any adjourned meeting) have been deposited with the Paying Agent or (to the satisfaction of the Paying Agent) were held to its order or under its control and that the Notes will not cease to be so deposited or held until the first to occur of:

               (A) the conclusion of the meeting specified in the Block Voting Instruction or, if applicable, any adjourned meeting; and

               (B) the surrender to the Paying Agent not less than 48 hours before the time for which the meeting or any adjourned meeting is convened of the receipt issued by the Paying Agent in respect of each deposited Note which is to be released or (as the case may require) the Note ceasing with the agreement of the Paying Agent to be held to its order or under its control and the giving of notice by the Paying Agent to the Issuer under paragraph 17 of the necessary amendment to the Block Voting Instruction;

          (ii) it is certified that each holder of the Notes has instructed the Paying Agent that the vote(s) attributable to the Notes so deposited or held should be cast in a particular way in relation to the resolution to be put to the meeting or any adjourned meeting and that all the instructions are, during the period commencing 48 hours before the time for which the meeting or any adjourned meeting is convened and ending at the conclusion or adjournment, neither revocable nor capable of amendment;

          (iii)the total number, total principal amount and the serial numbers (if available) of the Notes so deposited or held are listed distinguishing, with regard to each resolution, between those in respect of which instructions have been correctly given that the attributable votes should be cast in favour of the resolution and those in respect of which instructions have been so given that the attributable votes should be cast against the resolution; and

          (iv) one or more persons named in the Block Voting Instruction (a "proxy") is or are authorised and instructed by the Paying Agent to cast the votes attributable to the Notes so listed in accordance with the instructions referred to in subparagraph
               (iii) as set out in the Block Voting Instruction.

     The holder of any Voting Certificate or the proxies named in any Block Voting Instruction shall for all purposes in connection with the relevant meeting or adjourned meeting of Noteholders be deemed to be the holder of the Notes to which the Voting Certificate or Block Voting Instruction relates and the Paying Agent with which the Notes have been deposited or the person holding the same to the order or under the control of the Paying Agent shall be deemed for such purposes not to be the holder of those Notes.

2. The Issuer may at any time and the Issuer shall upon a requisition in writing signed by the holders of not less than one-tenth in principal amount of the Notes for the time being outstanding convene a meeting of the Noteholders and if the Issuer makes default for a period of seven days in convening a meeting the same may be convened by the requisitionists. Every meeting shall be held at such place as the Fiscal Agent may reasonably approve.

3. At least 21 days' notice (exclusive of the day on which the notice is given and the day on which the meeting is held) specifying the place, day and hour of meeting shall be given to the Noteholders before any meeting of the Noteholders in the manner provided by Condition 11. The notice shall state generally the nature of the business to be transacted at the meeting but (except for an Extraordinary Resolution) it shall not be necessary to specify in the notice the terms of any resolution to be proposed. Such notice shall include a statement to the effect that Notes may be deposited with Paying Agents for the purpose of obtaining Voting Certificates or appointing proxies. A copy of the notice shall be sent by post to the Issuer (unless the meeting is convened by the Issuer).

4. Some person (who may but need not be a Noteholder) nominated in writing by the Issuer shall be entitled to take the chair at every meeting but if no nomination is made or if at any meeting the person nominated shall not be present within fifteen minutes after the time appointed for holding the meeting the Noteholders present shall choose one of their number to be Chairman.

5. At any meeting one or more persons present holding Notes or Voting Certificates or being proxies and holding or representing in the aggregate not less than one-twentieth of the principal amount of the Notes for the time being outstanding shall (except for the purpose of passing an Extraordinary Resolution) form a quorum for the transaction of business and no business (other than the choosing of a Chairman) shall be transacted at any meeting unless the requisite quorum be present at the commencement of business. The quorum at any meeting for passing an Extraordinary Resolution shall (subject as provided below) be one or more persons present holding Notes or Voting Certificates or being proxies and holding or representing in the aggregate more than 50 per cent. in principal amount of the Notes for the time being outstanding, provided that at any meeting the business of which includes any of the following matters (each of which shall only be capable of being effected after having been approved by Extraordinary Resolution) namely:

     (a) modification of the date fixed for final maturity of the Notes or reduction of the amount of principal payable;

     (b)  reduction or cancellation of the principal payable on the Notes;

     (c) reduction of the amount payable or, where applicable, modification of the method of calculating the amount payable or modification of the date of payment in respect of any interest;

     (d) alteration of the currency in which payments under the Notes and Coupons are to be made;

     (e)  alteration  of  the  majority   required  to  pass  an   Extraordinary
          Resolution;

     (f) the sanctioning of any scheme or proposal as is described in paragraph 18(f);

     (g)  alteration of this proviso or the proviso to paragraph 6;

     the quorum shall be one or more persons present holding Notes or Voting Certificates or being proxies and holding or representing in the aggregate more than 50 per cent. in principal amount of the Notes for the time being outstanding.

6. If within fifteen minutes after the time appointed for any meeting a quorum is not present the meeting shall if convened upon the requisition of Noteholders be dissolved. In any other case it shall stand adjourned to the same day in the next week (or if the day is a public holiday the next succeeding business day) at the same time and place (except in the case of a meeting at which an Extraordinary Resolution is to be proposed in which case it shall stand adjourned for the period being not less than 14 days nor more than 42 days, and at such place as may be appointed by the Chairman and reasonably approved by the Fiscal Agent) and at the adjourned meeting one or more persons present holding Notes or Voting Certificates or being proxies (whatever the principal amount of the Notes so held or represented by them) shall (subject as provided below) form a quorum and shall (subject as provided below) have power to pass any Extraordinary Resolution or other resolution and to decide upon all matters which could properly have been dealt with at the meeting from which the adjournment took place had the requisite quorum been present, provided that at any adjourned meeting the business of which includes any of the matters specified in the proviso to paragraph 5, the quorum shall be one or more persons present holding Notes or Voting Certificates or being proxies and holding or representing in the aggregate not less than one quarter of the principal amount of the Notes for the time being outstanding.

7. Notice of any adjourned meeting at which an Extraordinary Resolution is to be submitted shall be given in the same manner as notice of an original meeting but as if 10 were substituted for 21 in paragraph 3 and the notice shall (except in cases where the proviso to paragraph 6 shall apply when it shall state the relevant quorum) state that the persons present holding Notes or Voting Certificates or being proxies at the adjourned meeting whatever the principal amount of the Notes held or represented by them will form a quorum. Subject as provided above it shall not be necessary to give any notice of an adjourned meeting.

8. Every question submitted to a meeting shall be decided in the first instance by a show of hands and in case of equality of votes the Chairman shall both on a show of hands and on a poll have a casting vote in addition to any votes to which he may be entitled as a Noteholder or as a holder of a Voting Certificate or as a proxy.

9. At any meeting unless a poll is (before or on the declaration of the result of the show of hands) demanded by the Chairman or the Issuer or by one or more persons present holding Notes or Voting Certificates or being proxies and holding or representing in the aggregate not less than one-fiftieth of the principal amount of the Notes for the time being outstanding a declaration by the Chairman that a resolution has been carried or carried by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against the resolution.

10. Subject to paragraph 12, if at any meeting a poll is demanded it shall be taken in such manner and, subject as provided below, either at once or after an adjournment, as the Chairman may direct and the result of the poll shall be deemed to be the resolution of the meeting at which the poll was demanded as at the date of the taking of the poll. The demand for a poll shall not prevent the continuance of the meeting for the transaction of any business other than the motion on which the poll has been demanded.

11. The Chairman may with the consent of (and shall if directed by) any meeting adjourn the same from time to time and from place to place but no business shall be transacted at any adjourned meeting except business which might lawfully (but for lack of required quorum) have been transacted at the meeting from which the adjournment took place.

12. Any poll demanded at any meeting on the election of a Chairman or on any question of adjournment shall be taken at the meeting without adjournment.

13. Any director or officer of the Issuer and the lawyers and financial advisers of either of them may attend and speak at any meeting. Save as provided above but without prejudice to the proviso to the definition of "outstanding" in clause 2 no person shall be entitled to attend and speak nor shall any person be entitled to vote at any meeting of the Noteholders or join with others in requesting the convening of a meeting unless he either produces the Note of which he is the holder or a Voting Certificate or is a proxy. Neither the Issuer, nor any of its subsidiaries shall be entitled to vote at any meeting in respect of Notes held by it for the benefit of any such company. Nothing contained in this Agreement shall prevent any of the proxies named in any Block Voting Instruction from being a director, officer of or otherwise connected with the Issuer.

14.  Subject as provided in paragraph 13 at any meeting:

     (a) on a show of hands every person who is present in person and produces a Note or Voting Certificate or is a proxy shall have one vote; and

     (b) on a poll every person who is so present shall have one vote in respect of each (euro)1,000 in principal amount of the Notes so produced or represented by the Voting Certificate so produced or in respect of which he is a proxy or in respect of which he is the Noteholder.

     Without prejudice to the obligations of the proxies named in any Block Voting Instruction any person entitled to more than one vote need not use all his votes or cast all the votes to which he is entitled in the same way.

15.  The proxies named in any Block Voting Instruction need not be Noteholders.

16. Each Block Voting Instruction together (if so requested by the Issuer) with reasonable proof satisfactory to the Issuer of its due execution on behalf of the relevant Paying Agent shall be deposited at such place as the Fiscal Agent shall approve not less than 24 hours before the time appointed for holding the meeting or adjourned meeting at which the proxies named in the Block Voting Instruction propose to vote and in default the Block Voting Instruction shall not be treated as valid unless the Chairman of the meeting decides otherwise before the meeting or adjourned meeting proceeds to business. A notarially certified copy of each Block Voting Instruction shall (if so requested by the Issuer) be deposited with the Fiscal Agent before the commencement of the meeting or adjourned meeting but the Fiscal Agent shall not be obliged to investigate or be concerned with the validity of or the authority of the proxies named in any Block Voting Instruction.

17. Any vote given in accordance with the terms of a Block Voting Instruction shall be valid notwithstanding the previous revocation or amendment of the Block Voting Instruction or of any of the Noteholders' instructions pursuant to which it was executed, provided that no intimation in writing of the revocation or amendment shall have been received from the relevant Paying Agent by the Issuer at its registered office (or such other place as may have been reasonably approved by the Fiscal Agent for the purpose) by the time being 24 hours before the time appointed for holding the meeting or adjourned meeting at which the Block Voting Instruction is to be used.

18. A meeting of the Noteholders shall in addition to the powers provided above have the following powers exercisable by Extraordinary Resolution (subject to the provisions relating to quorum contained in paragraphs 5 and 6) only namely:

     (a) power to sanction any compromise or arrangement proposed to be made between the Issuer, and the Noteholders and Couponholders or any of them;

     (b) power to sanction any abrogation, modification, compromise or arrangement in respect of the rights of the Noteholders and Couponholders against the Issuer or against any of its property whether the rights shall arise hereunder or otherwise;

     (c) power to assent to any modification of the provisions contained in the Conditions, the Notes or the Coupons which shall be proposed by the Issuer, or any Noteholder;

     (d) power to give any authority or sanction which under the Notes or hereunder is required to be given by Extraordinary Resolution;

     (e) power to appoint any persons (whether Noteholders or not) as a committee to represent the interests of the Noteholders and to confer upon the committee any powers or discretions which the Noteholders could themselves exercise by Extraordinary Resolution; and

     (f) power to sanction any scheme or proposal for the exchange or sale of the Notes for or the conversion of the Notes into or the cancellation of the Notes in consideration of shares, stock, notes, bonds, debentures, debenture stock and/or other obligations and/or securities of the Issuer or any other company formed or to be formed, or for or into or in consideration of cash, or partly for or into or in consideration of the shares, stock, notes, bonds, debentures, debenture stock and/or other obligations and/or securities as provided above and partly for or into or in consideration of cash.

19. Any resolution passed at a meeting of the Noteholders duly convened and held hereunder shall be binding upon all the Noteholders whether present or not present at the meeting and whether or not voting and upon all
     Couponholders and each of them shall be bound to give effect to the resolution accordingly and the passing of any resolution shall be conclusive evidence that the circumstances justify the passing of the resolution. Notice of any resolution duly passed by the Noteholders shall be published under Condition 11 by the Issuer within

     14 days of the passing of the resolution, provided that the non-publication of the notice shall not invalidate the resolution.

20. The expression "Extraordinary Resolution" when used in this Schedule and in the Conditions means a resolution passed at a meeting of the Noteholders duly convened and held in accordance with the provisions contained in this Agreement by a majority consisting of not less than two-thirds of the persons voting thereat upon a show of hands or if a poll shall be duly demanded then by a majority consisting of not less than two-thirds of the votes given on the poll.

21. Minutes of all resolutions and proceedings at every meeting shall be made and duly entered in books to be from time to time provided for that purpose by the Issuer and any Minutes purporting to be signed by the Chairman of the meeting at which the resolutions were passed or proceedings had shall be conclusive evidence of the matters contained in the Minutes and until the contrary is proved every meeting in respect of the proceedings of which Minutes have been made shall be deemed to have been duly held and convened and all resolutions passed or proceedings had to have been duly passed or had.

LIZ CLAIBORNE, INC.

By:      /s/  Michael Scarpa


CITIBANK, N.A.

By:      /s/  Brian Leigh


DEXIA BANQUE INTERNATIONALE A LUXEMBOURG

By:      /s/  Brian Leigh



Note

Without prejudice to the foregoing execution of the Agreement by the parties to this Agreement, Dexia Banque Internationale a Luxembourg expressly and specifically confirms its agreement with the provisions of clause 28 of this Agreement for the purposes of Article 1 of the Protocol annexed to the Convention on jurisdiction and the enforcement of judgments in civil and commercial matters signed at Brussels on 27th September, 1968.

By:





























ICM:515297.7

                             Dated 6th August, 2001








                               LIZ CLAIBORNE, INC.


                                (euro)350,000,000
                         6.625 per cent. Notes due 2006










                         ------------------------------
                                AGENCY AGREEMENT
                         ------------------------------















                                  ALLEN & OVERY
                                     London

                                      INDEX


Clause                                                                  Page No.

1.       Interpretation........................................................1
2.       Definitions...........................................................1
3.       Appointment of Paying Agents..........................................3
4.       Delivery of Notes.....................................................3
5.       Payment to the Fiscal Agent...........................................4
6.       Notification of Non-Payment by the Issuer.............................4
7.       Duties of the Paying Agents...........................................4
8.       Reimbursement of the Paying Agents....................................5
9.       Notice of any Withholding or Deduction................................5
10.      Duties of the Fiscal Agent in connection with Optional Redemption and Redemption for Taxation Reasons...................................5
11.      Publication of Notices................................................5
12.      Cancellation of Notes and Coupons.....................................5
13.      Issue of Replacement Notes and Coupons................................6
14.      Records and Certificates..............................................7
15.      Copies of this Agreement Available for Inspection.....................8
16.      Commissions, Fees and Expenses........................................8
17.      Indemnity.............................................................8
18.      Repayment by Fiscal Agent.............................................9
19.      Conditions of Appointment.............................................9
20.      Communication with Agents............................................10
21.      Termination of Appointment...........................................10
22.      Meetings of Noteholders..............................................12
23.      Notices..............................................................12
24.      Taxes................................................................14
25.      Counterparts.........................................................14
26.      Descriptive Headings.................................................14
27.      Governing Law and Submission to Jurisdiction.........................14
28.      Amendments...........................................................15

Schedules

1.       Part I - Form of Temporary Global Note...............................16
         Part II - Form of the Permanent Global Note..........................27
2.       Part I - Form of Definitive Note and Coupon..........................34
         Part II - Conditions of the Notes....................................38
4.       Provisions for Meetings of Noteholders...............................52